OTHER OPERATING INCOME/(EXPENSE), NET	12 Months Ended
Dec. 31, 2018
OTHER OPERATING INCOME/(EXPENSE), NET [abstract]
OTHER OPERATING INCOME/(EXPENSE), NET

8.    OTHER OPERATING INCOME/(EXPENSE), NET

	Years ended December 31,
	2016	2017	2018
	RMB	RMB	RMB

Government grant (i)	4,101	4,893	7,539
Ineffective portion of change in fair value of cash flow hedges	304	(813)	(1,978)
Net realized and unrealized gain/(loss) on derivative financial instruments not qualified as hedging	195	(909)	191
Impairment losses on long-lived assets (ii)	(16,425)	(21,258)	(6,281)
Loss on disposal of property, plant, equipment and other non-currents assets, net	(1,489)	(1,518)	(1,526)
Fines, penalties and compensations	(152)	(89)	(276)
Donations	(133)	(152)	(180)
Gain on remeasurement of interests in the Shanghai SECCO (Note 33)	—	3,941	—
Gain on dilution and remeasurement of interests in the Pipeline Ltd	20,562	—	—
Others	(1,277)	(649)	(2,849)
	5,686	(16,554)	(5,360)

Note:

(i)

Government grants for the years ended December 31, 2016, 2017 and 2018 primarily represent financial appropriation income and non-income tax refunds received from respective government agencies without conditions or other contingencies attached to the receipts of the grants.

(ii)

Impairment losses recognized on long-lived assets of the exploration and production (“E&P”) segments were RMB 11,605, RMB 13,556 and RMB 4,274 for the years ended December 31, 2016, 2017 and 2018, respectively. The impairment comprised RMB 10,594, RMB 12,611 and RMB 4,274 on property, plant and equipment for the three years respectively, RMB 907 on investment in joint venture for the year ended December 31, 2017, RMB 1,005 and RMB 21 on construction in progress for the years ended December 31, 2016 and 2017, RMB 6 on goodwill for the year ended December 31, 2016, and RMB 17 on available for sale financial assets for the year ended December 31, 2017. The primary factor resulting in the E&P segment impairment loss for the years ended December 31, 2018 was downward revision of oil and gas reserve in certain fields. The carrying values of these E&P properties were written down to respective recoverable amounts which were determined based on the present values of the expected future cash flows of the asset using a pre-tax discount rate of 10.47%,  10.47% and 10.47% for the years ended December 31, 2016, 2017 and 2018, respectively. Further future downward revisions to the Group’s oil price outlook would lead to further impairments which, in aggregate, are likely to be material. It is estimated that a general decrease of 5% in oil price, with all other variables held constant, would result in additional impairment loss on the Group’s properties, plant and equipment relating to oil and gas producing activities by approximately RMB 312. It is estimated that a general increase of 5% in operating cost, with all other variables held constant, would result in additional impairment loss on the Group’s properties, plant and equipment relating to oil and gas producing activities by approximately RMB 315. It is estimated that a general increase of 5% in discount rate, with all other variables held constant, would result in less impairment loss on the Group’s properties, plant and equipment relating to oil and gas producing activities by approximately RMB 5. The primary factors resulting in the E&P segment impairment loss for the years ended December 31, 2016 and 2017 were downward revision of oil and gas reserve due to price change and high operating and development cost for certain oil fields.

Impairment losses recognized for the chemicals segment were RMB 2,898, RMB 4,922 and RMB 1,374 for the years ended December 31, 2016, 2017 and 2018, respectively, and comprised of impairment losses of RMB 2,840, RMB 4,779 and RMB 1,252 on property, plant and equipment for the years ended December 31, 2016, 2017 and 2018, respectively, RMB 58, RMB 143 and RMB 25 on construction in progress for the years ended December 31, 2016, 2017 and 2018, respectively, and RMB 97 on entrusted loans for the year ended December 31, 2018. Impairment losses recognized for the refining segment were RMB 1,655, RMB 1,894 and RMB 353 for the years ended December 31, 2016, 2017 and 2018, respectively, and comprised of impairment losses of RMB 1,245, RMB 1,836 and RMB 353 on property, plant and equipment for the years ended December 31, 2016, 2017 and 2018, respectively, RMB 410 and RMB 47 on construction in progress for the years ended December 31, 2016 and 2017, respectively, RMB 1 on intangible assets and RMB 10 for investment in associates for the year ended December 31, 2017. These impairment losses relate to certain refining and chemicals production facilities that are held for use for the years ended December 31, 2016, 2017 and 2018. The carrying values of these facilities were written down to their recoverable amounts that were primarily determined based on the asset held for use model using the present value of estimated future cash flows of the production facilities using the pre-tax discount rates for the years ended December 31, 2016, 2017 and 2018, respectively. The primary factor resulting in the impairment losses on long-lived assets of the refining and chemicals segment for the years ended December 31, 2016, 2017 and 2018, were due to the suspension of operations of certain production facilities. Evidence indicates the economic performance of certain production facilities are worse than expected also contributed to the written down of assets in the chemical segments for the years ended December 31, 2017 and 2018.

Impairment losses recognized on long-lived assets of the marketing and distribution segment were RMB 267, RMB 675 and RMB 264 for the years ended December 31, 2016, 2017 and 2018 respectively. The impairment comprised of impairment losses of RMB 242, RMB 597 and RMB 254 on property, plant and equipment for the years ended December 31, 2016, 2017 and 2018, respectively, impairment losses of RMB 1, RMB 19 and RMB 7 on investments in associates and joint ventures for the years ended December 31, 2016, 2017 and 2018, respectively, impairment losses of RMB 13, RMB 41 and RMB 3 on construction in progress for the year ended December 31, 2016, 2017 and 2018, impairment losses of RMB 11 and RMB 12 on lease prepayments for the year ended December 31, 2016 and 2017, and impairment losses of RMB 6 on intangible assets for the year ended December 31, 2017, primarily relate to certain service stations and certain construction in progress that were closed or abandoned during respective years. In measuring the amounts of impairment charges, the carrying amounts of these assets were compared to the present value of the expected future cash flows of the assets, as well as information about sales and purchases of similar properties in the same geographic area.

Impairment loss recognized on long-lived assets of the corporate and others segment was RMB 211 and RMB 16 for the years ended December 31, 2017 and 2018. The impairment comprised of impairment loss of RMB 13 and RMB 16 on property, plant and equipment for the years ended December 31, 2017 and 2018, and impairment of RMB 198 on goodwill for the year ended December 31, 2017.